UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22044

Eaton Vance Risk-Managed Diversified Equity Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Risk-Managed Diversified Equity Income Fund (ETJ)

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.0930 per share in accordance with the MDP. The Fund’s distribution frequency changed from quarterly to monthly beginning in January 2013. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2013

Eaton Vance

Risk-Managed Diversified Equity Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Fund Snapshot	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	21

Federal Tax Information	22

Dividend Reinvestment Plan	23

Management and Organization	25

Important Notices	28

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period started on January 1, 2013, U.S. stocks were just beginning a rally that would continue well into May. The rally was driven largely by strengthening U.S. economic data, as employment slowly improved and the housing market appeared to have finally turned the corner after its 2008 collapse.

In late May 2013, U.S. Federal Reserve (the Fed) Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could begin to taper off sooner than most investors had expected. The negative effect on the markets was swift and dramatic. Bond investors rushed to sell assets in anticipation of rising interest rates. The prospect of reduced Fed stimulus weighed on equities as well.

By late June 2013, however, U.S. equities resumed their upward trajectory. The S&P 500 Index[2], a broad measure of the U.S. stock market, closed at a new all-time high on August 2, 2013. Factors contributing to the rally included some backtracking by the Fed on its earlier statements regarding QE, ongoing improvements in housing and other U.S. economic data, and news from Europe that the eurozone had officially come out of its recession.

In late August 2013, U.S. equities faltered again, as investors worried that a U.S. strike on Syria could lead to a spike in oil prices. As those concerns faded, equities once more trended upward. In mid-September, the Fed again surprised investors by announcing that it was postponing any tapering of QE for the time being. Stocks initially surged in response, only to drift downward in late September and early October amid a Congressional impasse that led to a partial government shutdown on October 1, 2013.

In mid-October, U.S. stocks reversed direction again and began a rally that more or less lasted through the end of the 12-month period, with the S&P 500 Index and the Dow Jones Industrial Average both closing at all-time highs on December 31, 2013. Drivers of this latest rally included moderate growth in corporate earnings and a widespread belief that Janet Yellen — set to succeed Mr. Bernanke as Fed chairperson in early 2014 — would take a measured approach to winding down QE. Even the Fed’s mid-December announcement that tapering of QE would actually begin in January 2014 did not derail the rally, as investors appeared relieved that the tapering would be gradual and that the Fed still intended to keep the Fed funds rate near zero for an extended period.

The S&P 500 Index delivered a return of 32.39% for the
12-month period, while the Dow Jones Industrial Average returned 29.65%.

Fund Performance

For the 12-month period ended December 31, 2013, Eaton Vance Risk-Managed Diversified Equity Income Fund (the Fund) had a total return of 17.59% at net asset value (NAV), underperforming the 32.39% return of the Fund’s equity benchmark, the S&P 500 Index (the Index), and outperforming the -2.02% return of the Barclays U.S. Aggregate Bond Index. As the Fund’s collared options strategy is designed to reduce volatility levels toward the historical volatility of bonds, the Barclays U.S. Aggregate Bond Index is viewed as an appropriate secondary benchmark for the Fund.

While the Fund’s underlying common stock portfolio modestly outperformed the Index for the period, the Fund’s options overlay strategy detracted from performance versus the Index and contributed to the Fund’s underperformance versus the Index.

Within the Fund’s underlying common stock portfolio, stock selection in the health care, materials and industrials sectors helped the Fund’s performance relative to the Index. Within the health care sector, the strongest contributions to performance versus the Index came from an overweight and stock selection in biotechnology. In the materials sector, contributors to Fund performance versus the Index included an underweight and stock selection in metals & mining, as well as stock selection in chemicals. Stock selection and overweights in both aerospace & defense and road & rail aided Fund performance relative to the Index in the industrials sector.

In contrast, stock selection in the energy, financials and information technology (IT) sectors hurt the Fund’s performance versus the Index. Stock selection in oil, gas & consumable fuels was the key detractor from Fund performance relative to the Index in the energy sector. Stock selection and an underweight in insurance, along with stock selection in diversified financial services, dragged on Fund performance versus the Index in the financials sector. In the IT sector, an overweight and stock selection in IT services hurt Fund performance relative to the Index.

The Fund employs a collared options strategy that can be beneficial during times of market weakness, but may detract during periods of market strength. When the market was trending upward, as it was for most of the 12-month period, the Fund’s writing of call options and purchasing of put options held back performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Performance2

Portfolio Managers Walter A. Row III, CFA, CMT, Michael A. Allison, CFA and Kevin J. Amell

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV[3]	07/31/2007	17.59%	4.85%	4.72%
Fund at Market Price[3]	—	19.47	1.61	2.77
S&P 500 Index	—	32.39%	17.93%	6.11%
Barclays U.S. Aggregate Bond Index	—	–2.02	4.44	5.07

% Premium/Discount to NAV[4]
				–11.40%

Distributions[5]
Total Distributions per share for the period				$1.116
Distribution Rate at NAV				8.77%
Distribution Rate at Market Price				9.90%

Fund Profile

Sector Allocation (% of total investments)6

Top 10 Holdings (% of total investments)6

Google, Inc., Class A	4.0%

Apple, Inc.	3.5

Gilead Sciences, Inc.	2.7

Amazon.com, Inc.	2.6

Occidental Petroleum Corp.	2.2

JPMorgan Chase & Co.	2.1

Monsanto Co.	2.1

Corning, Inc.	2.1

Boeing Co. (The)	2.1

Merck & Co., Inc.	2.0

Total	25.4%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Fund Snapshot

Objective	The primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

Strategy	The Fund invests in a diversified portfolio of common stocks and purchases out-of-the-money, short-dated S&P 500 Index put options and sells out-of-the-money S&P 500 Index call options of the same term as the put options with roll dates that are staggered across the options portfolio. The Fund evaluates returns on an after tax basis and seeks to minimize and defer federal income taxes incurred by shareholders in connection with their investment in the Fund.

Options Strategy	Write Index Covered Calls; Buy Index Puts
Equity Benchmark[2]	S&P 500 Index
Morningstar Category	Large Blend
Distribution Frequency	Monthly

Common Stock Portfolio
Positions Held	83
% US / Non-US	95.0/5.0
Average Market Cap	$111.2 Billion

Call Options Written
% of Stock Portfolio	96
Average Days to Expiration	14 days
% In the Money	–0.6%

Put Options Purchased
% of Stock Portfolio	96
Average Days to Expiration	14 days
% Out of the Money	5.8%

The following terms as used in the Fund snapshot:

Average Market Cap: An indicator of the size of the companies in which the Fund invests and is the sum of each security’s weight in the portfolio multiplied by its market cap. Market Cap is determined by multiplying the price of a share of a company’s common stock by the number of shares outstanding.

Call Option: For an index call option, the buyer has the right to receive from the seller (or writer) a cash payment at the option expiration date equal to any positive difference between the value of the index at contract expiration and the exercise price. The buyer of a call option makes a cash payment (premium) to the seller (writer) of the option upon entering into the option contract.

Covered Call Strategy: A strategy of owning a portfolio of common stocks and writing call options on all or a portion of such stocks to generate current earnings from option premium.

Index Put Option: Gives the option buyer the right to receive from the option seller (writer) a cash payment if the value of the index exceeds a specified value (exercise price or strike price) on or before a specified date (option expiration date). The buyer makes a cash payment (premium) to the seller of the option upon entering into the contract.

In the Money: For a call option on an index, the extent to which the current price of the value of the index exceeds the exercise price of the option.

Out of the Money: For an index put option, the extent to which the current value of the index exceeds the exercise price of the option.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]

During the year ended December 31, 2008, the Fund elected to retain a portion of its realized long-term gains and pay the required federal corporate income tax on such amount. The total returns include the economic benefit to common shareholders of the tax credit or refund available to them, which equaled their pro rata share of the tax paid by the Fund. If this benefit was not included, the returns for since inception would have been 4.16% (at NAV) and 2.21% (at Market Price).

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year- end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at www.eatonvance. com. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Fund snapshot and profile subject to change due to active management.

Important Notice to Shareholders
In November 2013, the Fund announced that its Board of Trustees had authorized a conditional one-time cash tender offer for 10% of the Fund’s outstanding shares, to be triggered if certain prescribed conditions relating to the Fund’s average monthly market trading discount to net asset value per share (“NAV”) are met. In particular, if the Fund’s daily discount to NAV (as measured based on each day’s volume-weighted average market price) averages more than 9.75% for any of the months of February, March, April or May 2014, the Fund will conduct a tender offer for 10% of its shares outstanding on the commencement date of the tender offer (or such lesser amount that is properly tendered and not withdrawn) at a price of 96% of the Fund’s NAV. The tender offer would commence within 30 days of the end of the month in which the triggering event occurs. If the conditions are triggered, the Fund will issue a press release providing notification and additional information about the tender offer.

Information About Share Repurchase Program

On September 30, 2013, the Fund’s Board of Trustees approved the continuation of the Fund’s share repurchase program. The Board authorized the Fund to repurchase up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to net asset value (NAV). Under the previous authorization, the Fund could repurchase up to 10% of its common shares outstanding as of August 8, 2012 at a discount to NAV in the open market. The terms of the reauthorization increased the number of shares available for repurchase. From the date it began repurchasing shares until December 31, 2013, the Fund has purchased the number and percentage of its outstanding shares and seen the changes in its market price and discount to NAV as set forth in the table below. For more information on the Fund’s share repurchase program, please see Note 5 in the Fund’s Notes to Financial Statements.

No. of Shares Repurchased	% Shares Repurchased[1]	Beginning Market Price[2]	12/31/13 Market Price	% Market Return[3]	Beginning NAV Discount[2]	12/31/13 NAV Discount	Discount Change
6,071,342	8.32%	$10.31	$11.27	22.84%	-14.93%	-11.40%	-3.53%

[1]% Shares Repurchased is based on the number of shares outstanding on August 8, 2012. 2 Beginning Market Price and Beginning NAV Discount are as of the close of the market on the business day preceding the Fund’s first share repurchase. 3 % Market Return reflects the change in the market price of the Fund shares plus any distributions paid during the period but not reflecting the reinvestment of distributions.

5

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Portfolio of Investments

Common Stocks — 100.2%

Security	Shares	Value

Aerospace & Defense — 3.2%
Boeing Co. (The)	132,930	$18,143,615
United Technologies Corp.	80,596	9,171,825

		$27,315,440

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	142,934	$8,338,770

		$8,338,770

Auto Components — 0.4%
TRW Automotive Holdings Corp.(1)	47,200	$3,511,208

		$3,511,208

Automobiles — 0.7%
Honda Motor Co., Ltd.	147,278	$6,079,209

		$6,079,209

Beverages — 2.3%
Beam, Inc.	127,942	$8,707,732
PepsiCo, Inc.	128,071	10,622,209

		$19,329,941

Biotechnology — 4.9%
Biogen Idec, Inc.(1)	6,001	$1,678,780
Celgene Corp.(1)	99,695	16,844,467
Gilead Sciences, Inc.(1)	310,545	23,337,457

		$41,860,704

Capital Markets — 1.6%
Charles Schwab Corp. (The)	192,774	$5,012,124
Morgan Stanley	269,928	8,464,942

		$13,477,066

Chemicals — 3.5%
LyondellBasell Industries NV, Class A	111,450	$8,947,206
Monsanto Co.	156,779	18,272,593
PPG Industries, Inc.	13,561	2,571,979

		$29,791,778

Commercial Banks — 3.3%
PNC Financial Services Group, Inc. (The)	122,949	$9,538,383
Regions Financial Corp.	982,098	9,712,949
SunTrust Banks, Inc.	244,887	9,014,291

		$28,265,623

Security	Shares	Value

Communications Equipment — 1.5%
QUALCOMM, Inc.	174,834	$12,981,424

		$12,981,424

Computers & Peripherals — 3.6%
Apple, Inc.	54,175	$30,398,134

		$30,398,134

Consumer Finance — 1.5%
American Express Co.	142,794	$12,955,700

		$12,955,700

Diversified Financial Services — 5.7%
Bank of America Corp.	943,641	$14,692,490
Citigroup, Inc.	299,264	15,594,647
JPMorgan Chase & Co.	313,212	18,316,638

		$48,603,775

Diversified Telecommunication Services — 1.0%
AT&T, Inc.	123,494	$4,342,049
CenturyLink, Inc.	136,523	4,348,258

		$8,690,307

Electric Utilities — 1.6%
Duke Energy Corp.	65,511	$4,520,914
Edison International	103,463	4,790,337
NextEra Energy, Inc.	52,252	4,473,816

		$13,785,067

Electrical Equipment — 2.8%
Emerson Electric Co.	210,973	$14,806,085
Rockwell Automation, Inc.	77,231	9,125,615

		$23,931,700

Electronic Equipment, Instruments & Components — 2.1%
Corning, Inc.	1,020,192	$18,179,821

		$18,179,821

Energy Equipment & Services — 1.5%
Cameron International Corp.(1)	67,960	$4,045,659
FMC Technologies, Inc.(1)	84,035	4,387,467
Halliburton Co.	83,849	4,255,337

		$12,688,463

6	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	82,332	$9,798,331

		$9,798,331

Food Products — 3.2%
Hershey Co. (The)	134,736	$13,100,381
Mondelez International, Inc., Class A	395,185	13,950,031

		$27,050,412

Health Care Equipment & Supplies — 2.2%
Abbott Laboratories	273,662	$10,489,464
Covidien PLC	114,791	7,817,267

		$18,306,731

Health Care Providers & Services — 1.0%
Express Scripts Holding Co.(1)	118,586	$8,329,481

		$8,329,481

Hotels, Restaurants & Leisure — 0.9%
McDonald’s Corp.	81,526	$7,910,468

		$7,910,468

Household Products — 1.2%
Procter & Gamble Co.	128,822	$10,487,399

		$10,487,399

Industrial Conglomerates — 1.7%
Danaher Corp.	186,467	$14,395,252

		$14,395,252

Insurance — 2.7%
ACE, Ltd.	47,680	$4,936,310
Aflac, Inc.	164,378	10,980,451
MetLife, Inc.	130,875	7,056,780

		$22,973,541

Internet & Catalog Retail — 4.1%
Amazon.com, Inc.(1)	55,245	$22,031,154
Netflix, Inc.(1)	35,648	13,124,524

		$35,155,678

Internet Software & Services — 7.2%
eBay, Inc.(1)	246,527	$13,531,867
Facebook, Inc., Class A(1)	244,791	13,380,276

Security	Shares	Value

Internet Software & Services (continued)
Google, Inc., Class A(1)	30,885	$34,613,128

		$61,525,271

IT Services — 2.5%
Accenture PLC, Class A	112,921	$9,284,365
Visa, Inc., Class A	53,170	11,839,895

		$21,124,260

Machinery — 1.1%
Deere & Co.	104,137	$9,510,832

		$9,510,832

Media — 2.6%
Lions Gate Entertainment Corp.	240,138	$7,602,769
Walt Disney Co. (The)	191,418	14,624,335

		$22,227,104

Metals & Mining — 0.6%
Freeport-McMoRan Copper & Gold, Inc.	125,922	$4,752,296

		$4,752,296

Multi-Utilities — 0.7%
Sempra Energy	69,500	$6,238,320

		$6,238,320

Multiline Retail — 2.2%
Dollar General Corp.(1)	162,896	$9,825,887
Macy’s, Inc.	164,626	8,791,028

		$18,616,915

Oil, Gas & Consumable Fuels — 8.7%
Chevron Corp.	78,097	$9,755,096
Concho Resources, Inc.(1)	99,215	10,715,220
EOG Resources, Inc.	32,664	5,482,326
Exxon Mobil Corp.	43,236	4,375,483
Marathon Oil Corp.	252,215	8,903,190
Occidental Petroleum Corp.	198,000	18,829,800
Phillips 66	121,022	9,334,427
Range Resources Corp.	80,955	6,825,316

		$74,220,858

Personal Products — 1.3%
Estee Lauder Cos., Inc. (The), Class A	150,313	$11,321,575

		$11,321,575

7	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Pharmaceuticals — 4.9%
Johnson & Johnson	76,271	$6,985,661
Merck & Co., Inc.	352,519	17,643,576
Roche Holding AG PC	28,692	8,037,380
Shire PLC ADR	61,833	8,736,384

		$41,403,001

Real Estate Investment Trusts (REITs) — 1.5%
AvalonBay Communities, Inc.	54,354	$6,426,274
Boston Properties, Inc.	65,336	6,557,774

		$12,984,048

Road & Rail — 1.2%
Canadian Pacific Railway, Ltd.	64,080	$9,696,586

		$9,696,586

Semiconductors & Semiconductor Equipment — 1.2%
NXP Semiconductors NV(1)	223,944	$10,285,748

		$10,285,748

Software — 1.1%
Microsoft Corp.	247,818	$9,275,828

		$9,275,828

Specialty Retail — 1.6%
AutoNation, Inc.(1)	84,193	$4,183,550
Home Depot, Inc. (The)	108,846	8,962,380

		$13,145,930

Textiles, Apparel & Luxury Goods — 0.6%
NIKE, Inc., Class B	62,675	$4,928,762

		$4,928,762

Tobacco — 0.8%
Philip Morris International, Inc.	78,843	$6,869,591

		$6,869,591

Total Common Stocks (identified cost $563,548,644)		$852,718,348

Put Options Purchased — 0.1%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	369	$1,745	1/3/14	$12,915
S&P 500 Index	369	1,710	1/10/14	32,288

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	368	$1,760	1/18/14	$103,040
S&P 500 Index	362	1,790	1/24/14	246,160
S&P 500 Index FLEX	374	1,720	1/2/14	0
S&P 500 Index FLEX	366	1,750	1/6/14	3,814
S&P 500 Index FLEX	371	1,720	1/8/14	4,329
S&P 500 Index FLEX	367	1,715	1/13/14	15,352
S&P 500 Index FLEX	368	1,710	1/15/14	20,159
S&P 500 Index FLEX	369	1,770	1/21/14	132,661
S&P 500 Index FLEX	361	1,790	1/22/14	204,042
S&P 500 Index FLEX	364	1,785	1/27/14	246,380

Total Put Options Purchased (identified cost $3,516,497)				$1,021,140

Short-Term Investments — 1.0%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.13%(2)	$8,191	$8,191,493

Total Short-Term Investments (identified cost $8,191,493)		$8,191,493

Total Investments — 101.3% (identified cost $575,256,634)		$861,930,981

Call Options Written — (1.2)%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	369	$1,830	1/3/14	$(797,040)
S&P 500 Index	369	1,810	1/10/14	(1,586,700)
S&P 500 Index	368	1,840	1/18/14	(872,160)
S&P 500 Index	362	1,870	1/24/14	(389,150)
S&P 500 Index FLEX	374	1,817	1/2/14	(1,079,859)
S&P 500 Index FLEX	366	1,839	1/6/14	(484,070)
S&P 500 Index FLEX	371	1,825	1/8/14	(912,551)
S&P 500 Index FLEX	367	1,821	1/13/14	(1,124,293)
S&P 500 Index FLEX	368	1,816	1/15/14	(1,312,073)
S&P 500 Index FLEX	369	1,852	1/21/14	(562,293)
S&P 500 Index FLEX	361	1,861	1/22/14	(427,524)
S&P 500 Index FLEX	364	1,868	1/27/14	(409,107)

Total Call Options Written (premiums received $3,738,388)				$(9,956,820)

Other Assets, Less Liabilities — (0.1)%				$(961,217)

Net Assets — 100.0%				$851,012,944

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

8	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Portfolio of Investments — continued

ADR	–	American Depositary Receipt
FLEX	–	FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.
PC	–	Participation Certificate

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2013.

9	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Unaffiliated investments, at value (identified cost, $567,065,141)	$853,739,488
Affiliated investment, at value (identified cost, $8,191,493)	8,191,493
Dividends receivable	1,171,987
Interest receivable from affiliated investment	490
Receivable for investments sold	892,551
Receivable for open forward foreign currency exchange contracts	32,332
Tax reclaims receivable	197,224
Total assets	$864,225,565

Liabilities
Written options outstanding, at value (premiums received, $3,738,388)	$9,956,820
Payable for Fund shares repurchased	1,423,292
Due to custodian	892,552
Payable to affiliates:
Investment adviser fee	719,705
Trustees’ fees	8,490
Accrued expenses	211,762
Total liabilities	$13,212,621
Net Assets	$851,012,944

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 66,887,441 shares issued and outstanding	$668,874
Additional paid-in capital	926,627,790
Accumulated net realized loss	(356,824,453)
Accumulated undistributed net investment income	13,411
Net unrealized appreciation	280,527,322
Net Assets	$851,012,944

Net Asset Value
($851,012,944 ÷ 66,887,441 common shares issued and outstanding)	$12.72

10	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends (net of foreign taxes, $32,951)	$15,499,735
Interest income allocated from affiliated investment	5,531
Expenses allocated from affiliated investment	(732)
Total investment income	$15,504,534

Expenses
Investment adviser fee	$8,549,710
Trustees’ fees and expenses	33,175
Custodian fee	338,860
Transfer and dividend disbursing agent fees	18,302
Legal and accounting services	80,853
Printing and postage	259,483
Miscellaneous	117,007
Total expenses	$9,397,390
Deduct —
Reduction of custodian fee	$98
Total expense reductions	$98

Net expenses	$9,397,292

Net investment income	$6,107,242

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$84,131,214
Investment transactions allocated from affiliated investment	124
Written options	(51,422,598)
Foreign currency and forward foreign currency exchange contract transactions	750,981
Net realized gain	$33,459,721
Change in unrealized appreciation (depreciation) —
Investments	$93,654,498
Written options	(7,225,884)
Foreign currency and forward foreign currency exchange contracts	37,369
Net change in unrealized appreciation (depreciation)	$86,465,983

Net realized and unrealized gain	$119,925,704

Net increase in net assets from operations	$126,032,946

11	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$6,107,242	$9,494,591
Net realized gain (loss) from investment transactions, written options and foreign currency and forward foreign currency exchange contract transactions	33,459,721	(31,641,879)
Net change in unrealized appreciation (depreciation) from investments, written options, foreign currency and forward foreign currency exchange contracts	86,465,983	52,126,516
Net increase in net assets from operations	$126,032,946	$29,979,228
Distributions to shareholders —
From net investment income	$(6,775,606)	$(9,367,917)
Tax return of capital	(70,528,833)	(74,596,079)
Total distributions	$(77,304,439)	$(83,963,996)
Capital share transactions —
Cost of shares repurchased (see Note 5)	$(37,418,162)	$(28,538,342)
Net decrease in net assets from capital share transactions	$(37,418,162)	$(28,538,342)

Net increase (decrease) in net assets	$11,310,345	$(82,523,110)

Net Assets
At beginning of year	$839,702,599	$922,225,709
At end of year	$851,012,944	$839,702,599

Accumulated undistributed net investment income included in net assets
At end of year	$13,411	$45,743

12	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Financial Highlights

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$11.950	$12.640	$14.470	$16.410	$17.340

Income (Loss) From Operations
Net investment income(1)	$0.088	$0.131	$0.077	$0.113	$0.161
Net realized and unrealized gain (loss)	1.734	0.281	(0.629)	(0.253)	0.709

Total income (loss) from operations	$1.822	$0.412	$(0.552)	$(0.140)	$0.870

Less Distributions
From net investment income	$(0.098)	$(0.129)	$(0.076)	$(0.113)	$(0.161)
From net realized gain	—	—	—	—	(0.010)
Tax return of capital	(1.018)	(1.028)	(1.202)	(1.687)	(1.629)

Total distributions	$(1.116)	$(1.157)	$(1.278)	$(1.800)	$(1.800)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$0.064	$0.055	$—	$—	$—

Net asset value — End of year	$12.720	$11.950	$12.640	$14.470	$16.410

Market value — End of year	$11.270	$10.430	$10.450	$13.280	$16.660

Total Investment Return on Net Asset Value(2)	17.59%	5.42%	(2.79)%	(0.48)%	5.68%

Total Investment Return on Market Value(2)	19.47%	11.20%	(12.43)%	(10.03)%	3.47%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$851,013	$839,703	$922,226	$1,055,982	$1,183,154
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.10%	1.09%	1.09%	1.07%	1.08%
Net investment income	0.71%	1.07%	0.57%	0.76%	0.99%
Portfolio Turnover	42%	48%	103%	39%	59%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Risk-Managed Diversified Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

14

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Notes to Financial Statements — continued

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $332,065,202 and deferred capital losses of $29,397,034 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2017 ($232,948,451) and December 31, 2018 ($99,116,751). The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward.

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Written Options — Upon the writing of a call or put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on

15

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Notes to Financial Statements — continued

the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund makes monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31,
	2013	2012

Distributions declared from:
Ordinary income	$6,775,606	$9,367,917
Tax return of capital	$70,528,833	$74,596,079

During the year ended December 31, 2013, accumulated net realized loss was increased by $636,032 and accumulated undistributed net investment income was increased by $636,032 due to differences between book and tax accounting, primarily for investments in partnerships, distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and deferred capital losses	$(361,462,236)
Net unrealized appreciation	$285,178,516

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, foreign currency gain (loss), purchased and written options contracts, distributions from REITs and investments in partnerships.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the year ended December 31, 2013, the Fund’s investment adviser fee amounted to $8,549,710. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

16

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Notes to Financial Statements — continued

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $354,723,609 and $562,587,614, respectively, for the year ended December 31, 2013.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended December 31, 2013 and December 31, 2012.

On August 6, 2012, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). On September 30, 2013, the Board of Trustees of the Fund approved the continuation of the Fund’s share repurchase program. The Board authorized the repurchase by the Fund of up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to NAV. The terms of the reauthorization increased the number of shares available for repurchase. The repurchase program does not obligate the Fund to purchase a specific amount of shares. During the years ended December 31, 2013 and December 31, 2012, the Fund repurchased 3,375,242 and 2,696,100, respectively, of its common shares under the share repurchase program at a cost, including brokerage commissions, of $37,418,162 and $28,538,342, respectively, and an average price per share of $11.09 and $10.59, respectively. The weighted average discount per share to NAV on these repurchases amounted to 10.53% and 12.12% for the years ended December 31, 2013 and December 31, 2012, respectively.

In November 2013, the Fund announced that its Board of Trustees had authorized a conditional one-time cash tender offer for 10% of the Fund’s outstanding shares, to be triggered if certain prescribed conditions relating to the Fund’s average monthly market trading discount to net asset value per share (“NAV”) are met. In particular, if the Fund’s daily discount to NAV (as measured based on each day’s volume-weighted average market price) averages more than 9.75% for any of the months of February, March, April or May 2014, the Fund will conduct a tender offer for 10% of its shares outstanding on the commencement date of the tender offer (or such lesser amount that is properly tendered and not withdrawn) at a price of 96% of the Fund’s NAV. The tender offer would commence within 30 days of the end of the month in which the triggering event occurs.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$575,770,399

Gross unrealized appreciation	$288,772,967
Gross unrealized depreciation	(3,633,525)

Net unrealized appreciation	$285,139,442

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and foreign forward currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at December 31, 2013 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at December 31, 2013 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

1/31/14	Japanese Yen 631,000,000	United States Dollar 6,024,844	Credit Suisse International	$32,332	$—	$32,332

				$32,332	$—	$32,332

17

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Notes to Financial Statements — continued

Written options activity for the year ended December 31, 2013 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	5,562	$4,805,536
Options written	64,876	53,075,556
Options terminated in closing purchase transactions	(38,925)	(32,936,671)
Options expired	(27,105)	(21,206,033)

Outstanding, end of year	4,408	$3,738,388

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At December 31, 2013, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Equity Price Risk: The Fund pursues a “collared” options strategy which consists of buying S&P 500 index put options below the current value of the index and writing S&P 500 index call options above the current value of the index with the same expiration. The strategy uses the premium income from the written call options to buy an equal number of put options. In buying put options on an index, the Fund in effect, acquires protection against decline in the value of the applicable index below the exercise price in exchange for the option premium paid. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price. The Fund retains the risk of lost appreciation, minus the premium received, should the price of the underlying index rise above the strike price. Under normal market conditions, the Fund’s use of option collars is expected to provide a more consistent level of market exposure and market protection. During the year ended December 31, 2013, the Fund also entered into a combination of option transactions on an individual security to seek return and/or to seek to reduce the Fund’s exposure to a decline in the stock price.

Foreign Exchange Risk: Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At December 31, 2013, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The non-exchange traded derivatives in which the Fund invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2013 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Equity Price	Purchased options	$1,021,140	(1)	$—
Equity Price	Written options	—		(9,956,820	)(2)
Foreign Exchange	Forward foreign currency exchange contracts	32,332	(3)	—

Total		$1,053,472		$(9,956,820)

Derivatives not subject to master netting or similar agreements		$1,021,140		$(9,956,820)

Derivatives subject to master netting or similar agreements		$32,332		$—

18

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Notes to Financial Statements — continued

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

(3)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

During the current reporting period, the Fund adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets as of December 31, 2013.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Credit Suisse International	$32,332	$ —	$—	$—	$32,332

	$32,332	$ —	$—	$—	$32,332

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended December 31, 2013 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Purchased options	$(48,731,018)	$(580,679)
Equity Price	Written options	(51,422,598)	(7,225,884)
Foreign Exchange	Forward foreign currency exchange contracts	729,103	32,332

Total		$(99,424,513)	$(7,774,231)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions, Written options and Foreign currency and forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments, Written options and Foreign currency and forward foreign currency exchange contracts, respectively.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended December 31, 2013, which is indicative of the volume of this derivative type, was approximately $4,406,000.

The average number of purchased options contracts outstanding during the year ended December 31, 2013, which is indicative of the volume of this derivative type, was 5,000 contracts.

8  Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At December 31, 2013, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $892,552. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2013. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 9) at December 31, 2013. The Fund’s average overdraft advances during the year ended December 31, 2013 were not significant.

19

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Notes to Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$105,496,065	$6,079,209	$—	$111,575,274
Consumer Staples	84,857,249	—	—	84,857,249
Energy	86,909,321	—	—	86,909,321
Financials	139,259,753	—	—	139,259,753
Health Care	101,862,537	8,037,380	—	109,899,917
Industrials	93,188,580	—	—	93,188,580
Information Technology	163,770,486	—	—	163,770,486
Materials	34,544,074	—	—	34,544,074
Telecommunication Services	8,690,307	—	—	8,690,307
Utilities	20,023,387	—	—	20,023,387

Total Common Stocks	$838,601,759	$14,116,589 *	$—	$852,718,348

Put Options Purchased	$394,403	$626,737	$—	$1,021,140
Short-Term Investments	—	8,191,493	—	8,191,493

Total Investments	$838,996,162	$22,934,819	$—	$861,930,981

Forward Foreign Currency Exchange Contracts	$—	$32,332	$—	$32,332

Total	$838,996,162	$22,967,151	$—	$861,963,313

Liability Description

Call Options Written	$(3,645,050)	$(6,311,770)	$—	$(9,956,820)

Total	$(3,645,050)	$(6,311,770)	$—	$(9,956,820)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2012 whose fair value was determined using Level 3 inputs. At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

20

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Risk-Managed Diversified Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Risk-Managed Diversified Equity Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2014

21

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2014 showed the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $14,858,364 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

22

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

23

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Risk-Managed Diversified Equity Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2013, Fund records indicate that there are 23 registered shareholders and approximately 31,847 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETJ.

24

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Risk-Managed Diversified Equity Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2014. 3 years. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2014. 2 years. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Class I Trustee	Until 2014. 3 years. Trustee since 2007.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Class III Trustee	Until 2016. 2 years. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Class II Trustee	Until 2015. 3 years. Trustee since 2007.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

25

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term ofOffice; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Class II Trustee	Until 2015. 3 years. Trustee since 2007.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Class II Trustee	Until 2015. 3 years. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2016. 3 years. Trustee since 2007.

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class III Trustee	Until 2016. 3 years. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2016. 3 years. Chairman of the Board and Trustee since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Length of Service	Principal Occupation(s) During Past Five Years
Walter A. Row, III 1957	President	Since 2011	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

26

Eaton Vance

Risk-Managed Diversified Equity Income Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2007	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Fund.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Fund since 2007.

27

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  On September 30, 2013, the Fund’s Board of Trustees approved the continuation of the Fund’s share repurchase program. The Board authorized the Fund to repurchase up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to net asset value (NAV). Under the previous authorization, the Fund could repurchase up to 10% of its common shares outstanding as of August 8, 2012 at a discount to NAV in the open market. The terms of the reauthorization increase the number of shares available for repurchase. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

28

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

3079    12.31.13

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2012 and December 31, 2013 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$61,900	$53,700
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,030	$10,130
All Other Fees(3)	$0	$0

Total	$71,930	$63,830

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31, 2012 and December 31, 2013; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/12	12/31/13
Registrant	$10,030	$10,130
Eaton Vance(1)	$615,489	$409,385

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Walter A. Row, Michael A. Allison, Kevin J. Amell and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments. Messrs. Row, Allison and Amell are the portfolio managers responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Row is a Vice President and the Director of Structured Equity Portfolios at EVM. He is a member of EVM’s Equity Strategy Committee and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance’s equity group in 1996. Mr. Allison is a Vice President of EVM and co-manages other Eaton Vance registered investment companies. He is a member of EVM’s Equity Strategy Committee and first joined Eaton Vance’s equity group in 2000. Mr. Amell is a Vice President of EVM and a co-portfolio manager of the Fund since October 2012. He joined EVM in 2009 as an equity options trader and is a member of the EVM equity trading team. Prior to joining EVM, Mr. Amell was a senior trader for Numeric Investors and Jacobs Levy Equity Management and had additional experience in trading at Fidelity Capital Markets.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Walter A. Row
Registered Investment Companies	14	$14,719.2		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	0	$0		0	$0
Michael A. Allison
Registered Investment Companies	12	$21,392.1		0	$0
Other Pooled Investment Vehicles	14	$8,194.8	(1)	0	$0
Other Accounts	0	$0		0	$0
Kevin J. Amell
Registered Investment Companies	1	$851.6		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	0	$0		0	$0

(1)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$100,001-$500,000
Michael A. Allison	$50,001-$100,000
Kevin J. Amell	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Programs	Maximum Number of Shares that May Yet Be Purchased Under the Programs**
January 2013	86,500	$10.73	86,500	4,513,278
February 2013	20,200	$10.78	20,200	4,493,078
March 2013	263,400	$10.97	263,400	4,229,678
April 2013	75,000	$11.22	75,000	4,154,678
May 2013	2,800	$11.26	2,800	4,151,878
June 2013	32,000	$10.99	32,000	4,119,878
July 2013	120,000	$11.03	120,000	3,999,878
August 2013	480,000	$10.94	480,000	3,519,878
September 2013	440,342	$10.92	440,342	3,079,536
October 2013	564,000	$11.20	564,000	6,310,278
November 2013	616,000	$11.18	616,000	5,694,278
December 2013	675,000	$11.22	675,000	5,019,278

Total	3,375,242	$11.09	3,375,242

*	On August 6, 2012, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on August 8, 2012. On September 30, 2013, the Fund’s Board of Trustees approved the continuation of the Fund’s share repurchase program and authorized the Fund to repurchase up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to net asset value. The terms of the reauthorization increased the number of shares available for repurchase.
**	Information prior to October 2013 is based on the total number of shares eligible for repurchase under the program, as approved on August 6, 2012. Information from October 2013 forward is based on the total number of shares eligible for repurchase under the program, as approved on September 30, 2013.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Risk-Managed Diversified Equity Income Fund

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	February 11, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 11, 2014

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	February 11, 2014